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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 13, 2002

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             2-20910                           36-2099896
    (Commission File Number)        (I.R.S. Employer Identification No.)

            8600 West Bryn Mawr Avenue, Chicago, Illinois 60631-3505
               (Address of Principal Executive Offices) (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events

     Attached hereto as Exhibits 99.1 and 99.2 are the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer, respectively, required by Order No. 4-460, as filed with the Securities and Exchange Commission on August 13, 2002.

Item 7.     Exhibit

99.1 Statement under Oath of the Principal Executive Officer, dated August 13, 2002

99.2 Statement under Oath of the Principal Financial Officer, dated August 13, 2002


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRUSERV CORPORATION
                                  (Registrant)



Date: August 16, 2002
                                  By: /s/ David A. Shadduck
                                  -------------------------
                                  Name: David A. Shadduck
                                  Title: Senior Vice President and
                                         Chief Financial Officer


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